EXHIBIT 10.6.5

                       [DELETION*] AGREEMENT



     THIS AGREEMENT is entered into by and between Multimedia
Entertainment, Inc. ("Multimedia") and Phillip J. Donahue
("Donahue").















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     NOW, THEREFORE, it is agreed that:




                           [DELETION*]

*The deleted material is deemed confidential commercial or financial information by Multimedia, Inc. and has been filed separately with the United States Securities and Exchange Commission.

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                           [DELETION*]







*The deleted material is deemed confidential commercial or financial information by Multimedia, Inc. and has been filed separately with the United States Securities and Exchange Commission.

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     7.   The terms of this Agreement shall supersede Section 5
of the parties' 1994 Amendment to Contract for Services and such Section shall have no further force or effect.

     IN WITNESS WHEREOF, this Agreement is executed this ____ day of ________________, 1995.

                              Multimedia Entertainment, Inc.


                              By: ______________________________



                              __________________________________
                              Phillip J. Donahue


*The deleted material is deemed confidential commercial or financial information by Multimedia, Inc. and has been filed separately with the United States Securities and Exchange Commission.

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